Exhibit 10.31

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

DATED

8 November 2024

DEED OF AMENDMENT AND RESTATEMENT

relating to an Amended and Restated Subscription Deed

between

ASTRAZENECA AB

and

MEREO BIOPHARMA GROUP PLC

This deed (the "Deed") is dated 8 November 2024, between:

(1)
ASTRAZENECA AB, a company incorporated in Sweden under number 566011-7482 with its registered office at SE-151 85 Sodertalje, Sweden ("AstraZeneca"); and
(2)
MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with the registered number 09481161 and registered address at 4th Floor, One Cavendish Place, London, England, W1G 0QF (the "Company").

BACKGROUND

(A)
AstraZeneca and the Company are party to the First Amended and Restated Subscription Deed.
(B)
The Parties now wish to further amend and restate the First Amended and Restated Subscription Deed in the form of the Second Amended and Restated Subscription Deed with effect from the Variation Date.

Agreed terms

1.
Definitions and Interpretation

1.1
In this Deed, expressions defined in the First Amended and Restated Subscription Deed shall have the same meaning in this Deed, unless otherwise defined. In addition, the definitions below apply in this Deed:

1.2
Definitions

"First Amended and Restated Subscription Deed" means the Subscription Deed dated 28 October 2017, as amended by a Deed of Amendment and Restatement dated

21 May 2021, between the Parties;

"Party" means a party to this Deed;

"Second Amended and Restated Subscription Deed" means the First Amended and Restated Subscription Deed, as further amended and restated in the form set out in the Schedule to this Deed; and

"Variation Date" means the date of this Deed.

1.3
The rules of interpretation set out in the First Amended and Restated Subscription Deed shall apply to this Deed as if set out in this Deed, save that references in the First Amended and Restated Subscription Deed to "this Deed" shall be construed as references to this Deed.

1.4
References to this Deed include its Schedule.

2.
Amendment

2.1
With effect on and from the Variation Date, the First Amended and Restated Subscription Deed shall be amended and restated in the form set out in the Schedule to this Deed.

2.2
Upon this Deed being entered into, the Second Amended and Restated Subscription Deed shall supersede the First Amended and Restated Subscription Deed in its entirety.

3.
Incorporation of terms

The provisions of clauses 9, 10, 12, and 13 of the Second Amended and Restated Subscription Deed shall apply to this Deed as if set out in full in this Deed and as if references to "party" or "parties" are references to Parties to this Deed.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Executed and delivered as a deed by ASTRAZENECA AB (publ) acting by two authorised signatories

/s/ Ulrika Lilja	/s/ Martin Sundblad
Name: Ulrika Lilja	Name: Martin Sundblad
Title: Authorised signatory	Title: Authorised signatory

Executed and delivered as a deed by MEREO BIOPHARMA GROUP PLC acting by Dr. Denise Scots-Knight, a director, and Charles Sermon, its Secretary

/s/ Denise Scots-Knight	/s/ Charles Sermon
Name: Denise Scots-Knight	Name: Charles Sermon
Title: Director	Title: Company Secretary

[Signature page to Deed of Amendment and Restatement -- Subscription Deed]

SCHEDULE

Second Amended and Restated Subscription Deed

(Continues on next page)

5

ASTRAZENECA AB

and

MEREO BIOPHARMA GROUP PLC

SUBSCRIPTION DEED

LATHAM@WATKINS

99 Bishopsgate London EC2M3XF

www.lw.com

Contact: [***]

TABLE OF CONTENTS

Clause		Page
1	DEFINITIONS AND INTERPRETATION	2
2	SUBSCRIPTION	6
3	CERTIFICATES, RESTRICTED ADSs, ADSs AND EXCHANGE COMMISSION U.S. SECURITIES AND REGISTRATION	7
4	[***] EVENTS	9
5	WARRANTIES	9
6	ACKNOWLEDGEMENTS	12
7	[NOT USED]	13
8	REORGANISATION OF THE MEREO GROUP	13
9	THIRD PARTY RIGHTS	13
10	NOTICES	13
11	FURTHER ASSURANCE	15
12	ENTIRE AGREEMENT	15
13	APPLICABLE LAW	15

SCHEDULE 1 [NOT USED]	16
SCHEDULE 2 SHARE CAPITAL	17
SCHEDULE 3 [NOT USED]	18
SCHEDULE 4 RESTRICTED ADS ISSUANCE AND DELIVERY INSTRUCTION	19

THIS DEED was made on 28 October 2017, was amended and restated by an amendment deed dated May 21, 2021 and was further amended and restated by an amendment deed dated 8 November 2024 (as amended and restated, this "Agreement")

BETWEEN

(1)
ASTRAZENECA AB, a company incorporated in Sweden under no. 566011-7482 with its registered office at SE-151 85 Sodertalje, Sweden ("AstraZeneca); and
(2)
MEREO BIOPHARMA GROUP PLC, a company incorporated in England and Wales with the registered number 09481161 and registered address at 4" Floor, One Cavendish Place, London, England, WIG 0QF (the "Company).

WHEREAS

A.
AstraZeneca owns and controls certain intellectual property rights and assets relating to a compound designated [***]
B.
AstraZeneca wishes to grant, and Mereo wishes to obtain, the License pursuant to the terms set forth in the License Agreement.
C.
The Company has agreed to allot and issue the Subscription Shares, credited as fully paid, to AstraZeneca in consideration for Mereo issuing the Loan Notes to the Company subject to the terms and conditions set out in the Transaction Documents.

IT IS AGREED THAT:

DEFINITIONS AND INTERPRETATION

1.1
Words and expressions not otherwise defined in this Agreement shall have the meanings given to them in the License Agreement.

1.2
In this Agreement, the following words and expressions shall have the meanings set out below.

"[***]" means any of the following:

(a)
[***]; or

(b)
[***];

"ADSs" means American Depositary Shares, each representing Ordinary Shares, of the Company;

"Affiliate" shall have the meaning assigned to such term by the SEC under Rule 405 promulgated under the Securities Act, or under any successor regulation thereto;

"Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in London or Stockholm, Sweden are permitted or required to be closed;

"Change of Control" means the occurrence of:

(a)
an offer (as such term is defined the Takeover Code) being made by a person or group of persons acting in concert (as such term is defined in the Takeover Code), other than AstraZeneca or any person acting in concert with AstraZeneca, to all holders of Ordinary Shares ( other than the offeror and/or any associate (as defined in section 988 of the Companies Act) of the offeror, and any person to whom the offer is not made (i) pursuant to a dispensation granted by the Panel on Takeovers and Mergers; and/or (ii) in reliance on any exception to Rule 30.4 provided in the Takeover Code (including the note on Rule 30.4)) to acquire the whole of the issued ordinary share capital of the Company ( other than that held by the offeror and/or any associate ( as defined in section 988 of the Companies Act) of the offeror) and such offer being declared unconditional in all respects; or

(b)
a proposal being made by a person or group of persons acting in concert, other than AstraZeneca or any person acting in concert with AstraZeneca, to undertake a scheme of arrangement pursuant to Part 26 of the Companies Act as a means of effecting an acquisition of the whole of the issued ordinary share capital of the Company ( other than that held by the offeror and/or any associate (as defined in section 988 of the Companies Act) of the offeror) and such scheme becoming effective;

"[***]" means the [***], the [***], the [***] or the [***], as relevant;

"[***]" means the [***], the [***], the [***] and the [***], as relevant;

"Companies Act" means the Companies Act 2006;

"Deposit Agreement" means the deposit agreement dated 23 April 2019 among the Company, Citibank, N.A. (as depositary) and all Holders (as defined therein) and Beneficial Owners (as defined therein) of ADSs issued thereunder;

"Depositary" has the meaning given in the Deposit Agreement;

"Disposal" means directly or indirectly, offer, issue, lend, mortgage, assign, charge, pledge, sell or contract to sell, issue options in respect of, or otherwise dispose of, directly or indirectly, or announce an offering or issue of, any Subscription Shares (or any interest therein or in respect thereof) or any other securities exchangeable for or convertible into the Subscription Shares or agree to do any of the foregoing;

"Effective Date" means 28 October 2017;

"Encumbrance" means any mortgage, charge (fixed or floating), pledge, lien, hypothecation trust, right of set-off or other third party right or interest (legal or equitable) including any right of pre-emption, assignment by way of security, reservation of title or any other security interest of any kind however created or arising or any other agreement or arrangement (including a sale and repurchase arrangement);

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended;

"CA" means the UK Financial Conduct Authority and any successor to its functions from time to time;

"[***]" means the date on which the Subscription Shares comprised in the [***] were allotted and issued to AstraZeneca pursuant to clause 2.1 ("[***]");

"[***]" means [***] Ordinary Shares;

"[***]" means the date on which the Restricted ADSs representing the Subscription Shares comprised in the [***] are issued to AstraZeneca pursuant to clause 2.4 (the "[***]");

"[***]" means such number of ADSs (which, at the time of issue, shall be Restricted ADSs) that represent a number of Ordinary Shares (rounded down to the nearest whole Ordinary Share) as results from the following calculation:

No. of Ordinary Shares= [***]

Subscription Price

"Guarantee" means the parent company guarantee entered into between AstraZeneca and the Company on or around the Effective Date;

"License" means the license granted by AstraZeneca to Mereo pursuant to the License Agreement;

"License Agreement" means the exclusive license and option agreement entered into between AstraZeneca and Mereo on or around the Effective Date;

"Loan Note 1" means the loan note issued by Mereo to the Company for the principal amount of [***] pursuant to clause 8.2.l(a) of the License Agreement;

"Loan Note 2" means the loan note to be issued by Mereo to the Company for the principal amount of [***] pursuant to clause 8.2.l(b) of the License Agreement;

"Loan Note 3" means the loan note to be issued by Mereo to the Company for the principal amount of [***] pursuant to clause 8 .2 .1.(c) of the License Agreement;

"Loan Note 4" means the loan note to be issued by Mereo to the Company for the principal amount of [***] pursuant to clause 8.2.1.(d) of the License Agreement;

"Loan Notes" means Loan Note 1, Loan Note 2, Loan Note 3 and Loan Note 4;

"MAR" means the Market Abuse Regulation (Regulation 596/2014);

"Mereo" means Mereo BioPharma 4 Limited, a company incorporated in England and Wales with the registered number 11029583 and registered address at 4" Floor, One Cavendish Place, London, England, WIG 0QF;

"Mereo Group means the Company and its Affiliates from time to time;

"Mereo Sale Event" means, directly or indirectly:

(a)
the effecting of any transaction as a result of which the Company is no longer the ultimate holding company of Mereo (except for a transaction to which clause 8.1 applies); or

(b)
the completion of a sale of all, or substantially all, of Mereo's business, assets or undertakings to which the License Agreement relates at the time of such a sale ( including, for clarity, any sale, transfer or assignment of all, or substantially all, of the intellectual property rights owned by Mereo at the relevant time if that constitutes all, or substantially all, of Mereo's business, assets or undertakings to which the License Agreement relates at such time);

"Ordinary Shares" means the ordinary shares each with a nominal value of £0.003 in the capital of the Company (and, if there is a sub-division, consolidation or reclassification of those shares, the shares resulting from the sub-division, consolidation or reclassification);

"Prospectus Regulation" means Regulation (EU) 2017/1129 of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market, and repealing Directive 2003/71/EC, as amended;

"Registrars" means Link Group, I0" Floor, Central Square, 29 Wellington Street, Leeds, LSI

4DL;

"Registration Statement" means a registration statement on Form F-3 (or Form S-3, as applicable) or, if the Company is not eligible to use such form, on Form F-1 (or Form S-1, as applicable), or any successor forms thereto;

"Regulation S" means Regulation Sunder the Securities Act;

"Restricted ADSs" shall mean ADSs representing Ordinary Shares which (i) have been acquired directly or indirectly from the Company or any of its Affiliates in a transaction or chain of transactions not involving any public offering and are subject to resale limitations under the Securities Act or the rules and regulations issued thereunder, and/or (ii) are subject to other restrictions on sale or deposit under the laws of the United States;

"SEC" means the U.S. Securities and Exchange Commission;

"SEC Reports" means (a) the Company's most recently filed Annual Report on Form 10-K and

(b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto;

"[***]" means the date on which the Restricted ADSs representing the Subscription Shares comprised in the [***] are issued to AstraZeneca pursuant to clause 2.2 (the "[***]");

"[***]" means such number of ADSs (which, at the time of issue, shall be Restricted ADSs) that represent a number of Ordinary Shares (rounded down to the nearest whole Ordinary Share) as results from the following calculation:

No. of Ordinary Shares= [***]

Subscription Price

"Securities Act" means the U.S. Securities Act of 1933, as amended;

"Subscription Price" means the price per Ordinary Share calculated by dividing: (a) the volume weighted average price (VWAP) per ADS during the [***] Trading Day period immediately preceding the date of the occurrence of the applicable Trigger Event; by (b) the number of Ordinary Shares represented by each ADS on the last Trading Day of such period, rounded to the nearest $0.001. For example, if the VWAP per ADS for the [***] Trading Day period prior to the Trigger Event for the [***] was $5.00, then the price per Ordinary Share calculated by reference to that would be $1.00. Therefore, [***] Ordinary Shares would be issued and allotted in respect of the [***], which would be represented by [***] ADSs issued to AstraZeneca (which, at the time of issue, shall be Restricted ADSs);

"Subscription Shares" means the Ordinary Shares subscribed for by AstraZeneca, and allotted and issued by the Company, pursuant to this Agreement, comprised of the [***], together with, to the extent applicable, the Ordinary Shares to be allotted to AstraZeneca by the Company as part of the [***], the [***] and the [***];

"Takeover Code" means The City Code on Takeovers and Mergers;

"[***]" means the date on which the Restricted ADSs representing the Subscription Shares comprised in the [***] are issued to AstraZeneca pursuant to clause 2.3 (the "[***]");

"[***]" means such number of ADSs (which, at the time of issue, shall be Restricted ADSs) that represent a number of Ordinary Shares (rounded down to the nearest whole Ordinary Share) as results from the following calculation:

No. of Ordinary Shares= [***]

Subscription Price

"[***]" refers to the [***], and to the extent applicable, each of the [***], [***] and [***], as relevant;

"Transaction Documents" means this Agreement, the License Agreement and the Guarantee;

"Trading Day" means a day on which the U.S. Stock Exchange is open for trading;

"Trigger Event" means each of the [***], [***] and the [***], as applicable;

"UK MAR" means MAR as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018;

"UK Prospectus Regulation" means the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018; and

"U.S. Stock Exchange" means the Nasdaq Global Market, Nasdaq Capital Market or such other

U.S. market on which the ADSs are listed.

1.3
References in this Agreement to any act, statute or statutory provision include references to any such provision as amended, re-enacted or replaced from time to time and any former statutory provision replaced (with or without modification) by the provision referred to.

1.4
References in this Agreement to the singular include references to the plural and vice versa and references to the masculine gender shall include references to the feminine and neuter gender and vice versa.

1.5
Headings in this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement or any part thereof.

1.6
The ejusdem generis rule shall not apply, and the expression "including" shall be deemed to be followed by "without limitation".

1.7
The expressions "subsidiary" and "holding company" shall have the meanings given by the Companies Act and the expression "subsidiary" shall be deemed to include "subsidiary undertakings" as defined by the Companies Act.

1.8
References to USD or"S" are to the lawful currency of the United States.

1.9
References to GBP or "£" are to the lawful currency of the United Kingdom.

1.10
References to a party or parties mean a party or parties to this Agreement.

1.11
Reference to agreements are to those agreements as amended, varied, novated, restated or supplemented from time to time.

SUBSCRIPTION

2.1
The Company has allotted and issued to AstraZeneca the Subscription Shares comprised in the

[***]. The Subscription Shares comprised in the [***] were issued credited as fully paid up in consideration for the issue by Mereo of Loan Note 1 to the Company.

2.2
The Company agrees to allot the Subscription Shares and issue ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares to AstraZeneca comprised in the [***] no later than the earlier of: (i) the [***] becoming due and payable pursuant to clause 8.3.1 of the License Agreement; and (ii) any [***] occurring, (the "[***]"). The Subscription Shares comprised in the [***] shall be allotted and the ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares shall be issued credited as fully paid up in consideration for the issue by Mereo of Loan Note 2 to the Company. The Company's obligations under this clause 2.2 and clause 4.3 shall terminate automatically on any termination of the License Agreement by Mereo becoming effective pursuant to clause 14.2 of the License Agreement.

2.3
The Company agrees to allot the Subscription Shares and issue ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares to AstraZeneca comprised in the [***] no later than the earlier of: (i) the [***] becoming due and payable pursuant to clause 8.3.2 of the License Agreement; and (ii) any [***] occurring, (the "[***]"). The Subscription Shares comprised in the [***] shall be allotted and the ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares shall be issued credited as fully paid up in consideration for the issue by Mereo of Loan Note 3 to the Company. The Company's obligations under this clause 2.3 and clause 4.3 shall terminate automatically on any termination of the License Agreement by Mereo becoming effective pursuant to clause 14.2 of the License Agreement.

2.4
The Company agrees to allot the Subscription Shares and issue ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares to AstraZeneca comprised in the [***] no later than the earlier of: (i) the [***] becoming due and payable pursuant to clause 8.3.3 of the License Agreement; and (ii) any [***] occurring, (the "[***]"). The Subscription Shares comprised in the [***] shall be allotted and the ADSs (which, at the time of issue, shall be Restricted ADSs) representing such Subscription Shares shall be issued credited as fully paid up in consideration for the issue by Mereo of Loan Note 4 to the Company. The Company's obligations under this clause 2.4 and clause 4.3 shall terminate automatically on any termination of the License Agreement by Mereo becoming effective pursuant to clause 14.2 of the License Agreement.

2.5
Any Subscription Shares that have been issued or will be allotted and any ADSs to be issued to AstraZeneca pursuant to this clause 2 were or shall be, as applicable, allotted or issued free from all Encumbrances and in accordance with (and subject to) the Company's articles of association then in force and, in the case of ADSs, the Deposit Agreement. For the avoidance of doubt, the ADSs shall be issued in accordance with Section 3.5 and shall initially be Restricted ADSs. Any Subscription Shares that have been issued or will be allotted to AstraZeneca pursuant to this clause 2 rank or shall rank, as applicable, pari passu with all other Ordinary Shares then in issue provided that the right to receive dividends and other distributions shall only apply to the extent that the record date therefor falls on or after the relevant [***]. AstraZeneca hereby applies for and consents to the entry of its name in the Company's register of members as the holder of all Subscription Shares issued to it credited as fully paid pursuant to this clause 2.
2.6
For clarity, references in the License Agreement to Subscription Shares issued to AstraZeneca pursuant to clause 2.2, clause 2.3 or clause 2.4 above shall be deemed references to the ADSs

(which, at the time of issue, shall be Restricted ADSs) issued to AstraZeneca pursuant to such clause.

CERTIFICATES, RESTRICTED ADSs, ADSs AND U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION

3.1
[NOT USED]

3.2
Subject to clause 3.3, the Company undertakes to AstraZeneca that it shall:

(a)
procure that the Registrars register AstraZeneca, or such entity as AstraZeneca has confirmed in writing, as the holder of each [***] of the Subscription Shares; and

(b)
issue the Subscription Shares in uncertificated form and deliver to AstraZeneca confirmation of issuance in respect of each [***] of Subscription Shares in accordance with the Company's articles of association, in each case, as soon as reasonably practicable following their issuance.

3.3
The Company shall deliver Restricted ADSs representing the Subscription Shares in lieu of delivering Subscription Shares at the [***], the [***] and the [***], and such Subscription Shares shall be issued to, and deposited with (and otherwise registered in the name of) the custodian (or its nominee) of the Depositary. Following such issuance and deposit, the Company undertakes to AstraZeneca that it shall direct the Depositary to issue an amount of Restricted ADSs to AstraZeneca comprising the [***] (in respect of the [***]), the [***] (in respect of the [***]), or the [***] (in respect of the [***]), in each case, in book-entry form. The Company shall complete, execute and deliver to the Depositary an instruction in the form of Schedule 4 in connection with the [***], the [***] and the [***]. Such Restricted ADSs shall be converted to ADSs in accordance with Section 3.5.
3.4
AstraZeneca's entitlement to ADSs shall be calculated using the ratio applicable to the exchange of Ordinary Shares for ADSs at the time of such delivery of ADSs, being at the date of this Agreement a ratio of five Ordinary Shares to each ADS. No fractional ADSs or scrip representing fractional ADSs will be issued and any number of balancing Ordinary Shares will be issued to AstraZeneca in uncertificated form. For the avoidance of doubt, such ADSs shall be Restricted ADSs at the time of issue, and shall be converted to unrestricted ADSs in accordance with Section 3 .5.

3.5
The Company undertakes to AstraZeneca that, in relation to each of the [***], the [***] and the [***], at its own expense it will: (i) on the relevant [***], issue to AstraZeneca Restricted ADSs, with AstraZeneca's entitlement to be calculated in accordance with Section 3.4; and (ii) within [***] days following the relevant [***], prepare and file a Registration Statement with the SEC covering the resale of the [***] of the Subscription Shares allotted and issued by the Company pursuant to the Transaction Documents in the form of ADSs (or any subsequent security of the Company listed on a U.S. Stock Exchange), and use reasonable endeavours to have such Registration Statement declared effective by the SEC as promptly as reasonably practicable thereafter, at which point the Company shall use its best efforts to provide the Depositary with all documentation required by the Depositary to convert all of AstraZeneca's Restricted ADSs that are subject to such Registration Statement to unrestricted ADSs. This shall include the provision by the Company to the Depositary of a legal opinion of US securities counsel, at the Company's expense. AstraZeneca shall, in connection with the conversion (in the event that such conversion is not part of a sale by AstraZeneca) complete, execute and deliver a representation letter in the form of Appendix 1.
3.6
The Company shall maintain the continuous effectiveness of the Registration Statement until the earlier of (i) the date on which the Restricted ADSs issued to AstraZeneca hereunder may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144, and (ii) the date on which all the ADSs that are subject to such Registration Statement have actually been sold by AstraZeneca.

3.7
The Company shall indemnify and hold harmless AstraZeneca, its officers, directors and agents, and each person who controls AstraZeneca (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses ( collectively, "Losses"), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements or alleged untrue statements, omissions or alleged omissions are based upon information regarding AstraZeneca furnished in writing to the Company by AstraZeneca expressly for use therein.

3.8
AstraZeneca shall indemnify and hold harmless the Company, its officers, directors and agents, and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statements or alleged untrue statements, omissions or alleged omissions are based upon information regarding AstraZeneca furnished in writing to the Company by AstraZeneca expressly for use therein.

3.9
To the extent the indemnification provided for in clause 3.7 or clause 3.8 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party or parties on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above in this clause 3.9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing provisions of this clause 3.9, AstraZeneca shall not be required to contribute any amount in excess of the aggregate public offering price of the ADSs offered and sold pursuant to the Registration Statement, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 1 l(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

[***] EVENTS

4.1
Subject to compliance with applicable law (including the Takeover Code, MAR, UK MAR, U.S. securities laws and U.S. Stock Exchange rules, as applicable) and the requirements of the FCA and the Panel on Takeovers and Mergers (as applicable), the Company will give AstraZeneca not fewer than [***] Business Days written notice prior to the date on which any [***] takes effect, and the Company will procure that no [***] takes effect until: (i) [***]; and (ii) [***].

WARRANTIES

5.1
AstraZeneca hereby warrants to the Company on the Effective Date, and on each [***] (provided that the warranty in clause 5.l(e) below shall not be given on the [***], the [***] or the [***]), that:

(a)
this Agreement has been duly authorised, executed and delivered by AstraZeneca and constitutes a valid and legally binding agreement of AstraZeneca enforceable against AstraZeneca in accordance with its terms, subject to mandatory rules of law relating to insolvency, and general equitable principles;

(b)
by reason of its, or of its management's, business and financial experience, AstraZeneca has the capacity to evaluate the merits and risks of its investment in the Subscription Shares (and any Restricted ADSs or ADSs representing the Subscription Shares) and to protect its own interests in connection with the transaction contemplated in this Agreement;

(c)
it is a qualified investor within the meaning of the Prospectus Regulation and the UK Prospectus Regulation and any relevant implementing measures and falls within Article 49(2) ("High Net Worth Companies, Unincorporated Association, etc.") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005;

(d)
it is authorised and entitled to subscribe for the Subscription Shares ( and any Restricted ADSs or ADSs representing the Subscription Shares) under the laws of all relevant jurisdictions that apply to it, has complied with all such laws relating to the subscription of the Subscription Shares (and any Restricted ADSs or ADSs representing the Subscription Shares) (including, where applicable, the Criminal Justice Act 1993, MAR, UK MAR, the Proceeds of Crime Act 2002, U.S. securities laws and U.S. Stock Exchange rules, as applicable) and has obtained all applicable consents required to be obtained by it in relation to the subscription of the Subscription Shares (and any Restricted ADSs or ADSs representing the Subscription Shares);

(e)
it is incorporated and located outside the United States; and

(f)
it has not subscribed for the Subscription Shares (or any Restricted ADSs or ADSs representing the Subscription Shares) for the account or benefit of any person in the United States or entered into any arrangement for the transfer of the Subscription Shares (or any Restricted ADSs or ADSs representing the Subscription Shares) or any economic interest therein to any person in the United States.

5.2
The Company hereby warrants to AstraZeneca on the Effective Date, that:
(a)
the information given in Part 1 of Schedule 2 in relation to the issued share capital of the Company is true and accurate in all respects and is not misleading in any respect because of any omission;

(b)
all sums due in respect of the issued share capital of the Company have been paid up in full and received by the Company and, save as disclosed in Part 2 of Schedule 2, there are no outstanding options or other rights to subscribe for or call for the allotment of any share or loan capital of the Company; and

(c)
none of the owners or holders of shares in the Company will, following issue of such shares, have any rights, in their capacity as such, in relation to the Company granted by the Company other than as set out in the articles of association of the Company or as has been publicly disclosed by the Company including in an admission document, in the Company's statutory annual report or via an RNS announcement.

5.3
The Company hereby warrants to AstraZeneca on the Effective Date, and on each [***] (provided that (i) the warranty in clause 5.3(e) below shall not be given on any [***]; and (ii) the warranty in clause 5.3(h) below shall be given on each [***] subject to the proviso referenced therein), that:

(a)
the Company is duly incorporated and validly existing under the laws of England and Wales;

(b)
the Company has power under its articles of association and has obtained all necessary corporate authorities (including without limitation relevant members' resolutions) to create, allot and issue the Subscription Shares (which shall be issued to AstraZeneca initially in the form of Restricted ADSs representing the Subscription Shares), to effect the subscription in the manner proposed and to enter into and perform this Agreement without any further sanction or consent by members of the Company or any class of them and there are no consents or third party approvals, authorisations or orders of a government or regulatory nature or otherwise required under the laws of England and Wales for the creation, allotment and issue of the Subscription Shares ( or any Restricted ADSs or ADSs representing the Subscription Shares), to effect the subscription or to enter into and perform this Agreement, in each case which have not been obtained;

(c)
neither the entering into and performance of this Agreement nor the issue of the Subscription Shares ( or any Restricted ADSs or ADSs representing the Subscription Shares) will: (i) result in a breach of any material agreements to which any member of the Mereo Group is a party or by which any such member or any of their respective properties or assets is bound; or (ii) violate any requirement of any applicable laws, regulations or rules;

(d)
this Agreement has been duly authorised, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to mandatory rules of law relating to insolvency, and to general equitable principles;

(e)
the Company is a "foreign private issuer" as defined in Regulation S and the Company reasonably believes that there is no "substantial U.S. market interest" (as defined in Regulation S) in the Subscription Shares or any other securities of the Company of the same class as the Subscription Shares;

(f)
neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made or will make offers or sales of any security, or has solicited offers to buy, or has otherwise negotiated in respect of any security, under circumstances that would require registration of the Subscription Shares (or any ADSs representing the Subscription Shares) under the Securities Act except as set forth in clause 3 of this Agreement;
(g)
neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has engaged or will engage in any directed selling efforts ( as defined in Regulation S) with respect to the Subscription Shares ( or any ADSs representing the Subscription Shares);

(h)
the Company has, as of each [***], filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act and is in compliance with General Instruction I.A.3 of Form S-3. As of the time they were filed, none of the filed SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company's knowledge, none of the SEC Reports are the subject of an ongoing SEC review;

(i)
no order has been made, no petition has been presented (so far as the Company is aware) and no meeting has been convened to consider a resolution and no resolution has been passed for the winding up of any member of the Mereo Group;

(j)
no administration order has been made, no petition has been presented or application made (in each case, so far as the Company is aware) for such an order, and no administrator has been appointed in respect of any member of the Mereo Group;

(k)
no receiver (which expression shall include an administrative receiver) or liquidator has been appointed in respect of any member of the Mereo Group or all or any of its assets;

(l)
no composition or similar arrangement with creditors (including a voluntary arrangement under Part 1 Insolvency Act 1986) has been proposed by or in respect of any member of the Mereo Group; and

(m)
the Deposit Agreement is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and public policy considerations, and subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Neither the Company nor, to the Company's knowledge, the Depositary is in default under the Deposit Agreement and the Company has not given or received any written notice purporting to terminate the Deposit Agreement.

ACKNOWLEDGEMENTS

6.1
AstraZeneca hereby acknowledges that:

(a)
in connection with the execution of this Agreement, it is not relying on any information or representation or warranty in relation to the Company, its subsidiaries or the Subscription Shares ( or any Restricted ADSs or ADSs representing the Subscription Shares) other than: (i) currently publicly available information in relation to the Company; and (ii) warranties of the Company set forth in clauses 5.2 and 5.3 above and the representations of Mereo set forth in the License Agreement;

(b)
none of the Company or its Affiliates has made any representation or warranty to it, express or implied, with respect to the completeness, accuracy or adequacy of any publicly available information in respect of the Mereo Group;

(c)
its subscription of the Subscription Shares (and any Restricted ADSs or ADSs representing the Subscription Shares) shall be on the terms and subject to the conditions of this Agreement, the License Agreement and the articles of association of the Company in force at each [***] and that it shall be bound by such articles of association; and

(d)
in respect of the [***] only, (i) the Subscription Shares (and any ADSs representing the Subscription Shares) have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any state of the United States, and will be issued, offered, sold and allotted only outside the United States in offshore transactions in compliance with Regulation S; (ii) it is not an affiliate of the Company or a person acting on behalf of such affiliate; and (iii) the Subscription Shares ( and any Restricted ADSs or ADSs representing the Subscription Shares) have not been offered to it by means of any directed selling efforts (as defined in Regulation S).

[NOT USED]

REORGANISATION OF THE MEREO GROUP

8.1
If there is any transaction (not being a Change of Control) as a result of which holders of Ordinary Shares ( as a class) receive shares or securities in another entity (New Shares") in exchange for ( or in consideration for the cancellation or transfer of) their Ordinary Shares, whereby the New Shares are to be held in the same proportion as the existing Ordinary Shares, then the Company will procure that such entity executes an agreement supplemental to this Agreement, providing AstraZeneca with subscription rights over New Shares (that when issued, will be credited as fully paid) in exchange for ( or in consideration for the cancellation or transfer of) its outstanding subscription rights over Subscription Shares (and any Restricted ADSs or ADSs representing the Subscription Shares) under this Agreement at the time of such transaction. The number of New Shares over which AstraZeneca shall have subscription rights shall represent the same proportion of the total number of issued New Shares (calculated inclusive of any New Shares to be issued on the exercise of any outstanding options, warrants or other rights to subscribe for or call for the allotment of New Shares) as the Subscription Shares that are yet to be allotted under this Agreement at the time of such transaction represent of the total number of Ordinary Shares ( calculated on the same basis), as determined immediately prior to the completion of the transaction.
8.2
Subject to clause 8.1, the subscription rights for the allotment and issue of any New Shares to AstraZeneca will be subject to the terms and conditions of this Agreement and the License Agreement, mutatis mutandis, as if Ordinary Shares, when used in this Agreement and the License Agreement, were references to New Shares (in particular and without limitation, in clause 2 of this Agreement).

8.3
It is agreed that where the Company's shares (or instruments or securities representing such shares, including ADSs) are listed or admitted to trading on any stock exchange (including a U.S. Stock Exchange), the Subscription Shares (as and when issued) shall receive no less favourable treatment than the Ordinary Shares held by any other shareholder in connection with such listing or admission to trading on a stock exchange, including as regards registration rights and any associated expenses.

THIRD PARTY RIGHTS

No person who is not a party to this Agreement may enforce any term of this Agreement. The parties agree that the Contracts (Rights of Third Parties) Act 1999 shall not apply to this agreement or to any agreement or document entered into pursuant to this Agreement.

NOTICES

10.1
Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by email transmission (with transmission confirmed) or by internationally recognised overnight delivery service that maintains records of delivery, addressed to the parties at their respective addresses specified in clause 10.2 or to such other address as the party to whom notice is to be given may have provided to the other party in accordance with this clause 10.1. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by email (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by email shall be confirmed by a hard copy delivered as soon as practicable thereafter.

10.2
The addresses referred to in clause 10 .1 are: in respect of the Company:

[***]

with copies (which shall not constitute notice) to:

[***]

in respect of AstraZeneca:

[***]

with a copy (which shall not constitute notice) to:

[***]

10.3
AstraZeneca shall at all times maintain an agent for the service of process and any other documents and proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be AstraZeneca UK Limited, and any writ, judgment or other notice of legal process shall be sufficiently served on AstraZeneca if delivered to such agent at its registered address for the time being marked for the attention of the Deputy General Counsel.
10.4
If for any reason, AstraZeneca UK Limited ceases to act as agent for service, AstraZeneca shall immediately appoint a new agent for service of process in England and shall immediately notify the Company in writing of such appointment and the name and address of the new agent.

FURTHER ASSURANCE

Each party shall promptly execute and deliver such documents and perform such acts as may be reasonably required for the purpose of giving full effect to this Agreement.

ENTIRE AGREEMENT

12.1
This Agreement, the License Agreement, the Guarantee and any other agreement entered into in connection with this Agreement constitute the entire and only agreements between the parties relating to the subject matter of this Agreement.

12.2
If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, such provision or relevant part shall be deemed not to form part of this Agreement but the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

APPLICABLE LAW

13.1
This Agreement (and any dispute or claim relating to it or its subject matter, including contractual and non-contractual claims) shall be governed by and construed in accordance with the laws of England.

13.2
Each of the parties hereby submits to the non-exclusive jurisdiction of the courts of England in relation to any matters (including non-contractual claims) arising out of this Agreement. This clause shall be without prejudice to the right of any party to bring proceedings in any other jurisdiction for the purpose of enforcement or execution of any judgment or other settlement in any other court.

SCHEDULE l [NOT USED]

SCHEDULE 2 SHARE CAPITAL

PART 1-ISSUED SHARE CAPITAL AT THE EFFECTIVE DATE

Ordinary Shares: [***]

PART 2-OUTSTANDING WARRANTS, OPTIONS, BONUS SHARES AND CONVERTIBLE DEBT AT THE EFFECTIVE DATE

Warrants: [***] Ordinary Shares

Share options: [***] Ordinary Shares

Convertible debt: [***] Ordinary Shares

Bonus shares: [***] Ordinary Shares

SCHEDULE 3 [NOT USED]

SCHEDULE4

RESTRICTED ADS ISSUANCE AND DELIVERY INSTRUCTION

[Omitted]